Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, (the “Report”) of First West Virginia Bancorp, Inc., the (“Company”) as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in the capacities and on the dates indicated below certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2003	/s/ CHARLES K. GRAHAM

Charles K. Graham President and Chief Executive Officer/Director (Principal Executive Officer)

Date: May 12, 2003	/s/ FRANCIE P. REPPY

Francie P. Reppy Senior Vice President and Chief Financial Officer (Chief Financial Officer)

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